EXHIBIT 99.1
Presidential Realty Corporation                                NEWS
180 South Broadway
White Plains, N.Y. 10605  (914) 948-1300

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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               April 2, 2007


Presidential Realty Corporation, a real estate investment trust whose shares are traded on the American Stock Exchange (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate.

Results of operations for the three months ended December 31, 2006:
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The Company's net loss for the three months ended December 31, 2006 was $.56 per share compared to $.15 per share for the three months ended December 31, 2005.

Continuing Operations:

Loss from continuing operations was $.53 per share for the 2006 period compared to $.16 per share for the 2005 period. This increase in loss of $.37 per share is primarily attributable to environmental expenses at the Company's Mapletree Industrial Center property ($.22 per share) and an increase in the loss from joint ventures ($.21 per share).

         Environmental

The Company is involved in an environmental remediation process for contaminated soil found on its Mapletree Industrial Center property in Palmer, Massachusetts. The land area involved is approximately 1.25 acres and the depth of the contamination is at this time undetermined. The Company estimates that the costs of the cleanup will not exceed $1,000,000 and expects to complete the project over the next ten years. As a result, in the fourth quarter of 2006, the Company accrued a $1,000,000 liability which was discounted by $145,546 and charged $854,454 to expense ($.22 per share).

The actual costs incurred may vary from this estimate due to the inherent uncertainties involved. The Company believes that any additional liability in excess of the amount provided which may result from the resolution of this matter will not have a material adverse effect on the financial condition, liquidity or cash flow of the Company.

         Joint Ventures

During 2005 and 2006, the Company invested in four joint ventures and as a result owns a 29% interest in entities that own nine shopping mall properties. The Company accounts for these investments under the equity method of accounting.

The equity in the loss of joint ventures was $.26 per share for the 2006 period and such equity in the loss included noncash charges for depreciation and amortization expense of $.21 per share and amortization of deferred financing costs, in-place lease values and other costs of $.09 per share for



Presidential Realty Corporation                                NEWS
180 South Broadway
White Plains, N.Y. 10605  (914) 948-1300

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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               April 2, 2007


an aggregate total for noncash charges of $.30 per share. The equity in the loss of joint ventures was $.05 per share for the 2005 period and included noncash charges for depreciation and amortization expense of $.19 per share and amortization of deferred financing costs, in-place lease values and other costs of $.13 per share for an aggregate total for noncash charges of $.32 per share.

For the three months ended December 31, 2006, the Company received distributions from the joint ventures in the amount of $761,000, which included payments of interest in the amount of $721,000 and return on investment in the amount of $40,000. For the three months ended December 31, 2005, the Company received distributions from joint ventures in the amount of $564,000, all of which were payments of interest.


Discontinued Operations:

Loss from discontinued operations (before net gain from sales of discontinued operations) for the 2006 period was $.03 per share compared to $.03 per share for the 2005 period. There was no net gain from sales of discontinued operations for the 2006 period compared to $.04 per share in the 2005 period.

Results of operations for the year ended December 31, 2006:
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The Company's net loss for the year ended December 31, 2006 was $1.25 per share compared to net income of $.83 per share for the year ended December 31, 2005.

Continuing Operations:

Loss from continuing operations before net gain from sales of properties was $1.17 per share for the 2006 period compared to $.49 per share for the 2005 period. This increase in loss of $.68 per share is primarily attributable to environmental expenses ($.28 per share) and an increase in the loss from joint ventures ($.31 per share).

         Environmental

In addition to the $854,454 charged to operations for the environmental remediation process as previously discussed, the Company incurred costs in 2006 of $225,857 for environmental site testing and removal of soil. The total amounts charged to operations for environmental expense for 2006 were $1,080,311.

         Joint Ventures

The equity in the loss of joint ventures was $.53 per share for the 2006 period and such equity in the loss included noncash charges for depreciation and amortization expense of $.73 per share and amortization of deferred




Presidential Realty Corporation                                NEWS
180 South Broadway
White Plains, N.Y. 10605  (914) 948-1300

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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               April 2, 2007


financing costs, in-place lease values and other costs of $.46 per share for an aggregate total for noncash charges of $1.19 per share. The equity in the loss of joint ventures was $.22 per share for the 2005 period and included noncash charges for depreciation and amortization expense of $.59 per share and amortization of deferred financing costs, in-place lease values and other costs of $.44 per share for an aggregate total for noncash charges of $1.03 per share. The 2006 period reflects 12 months of operations for all nine of the mall properties. The 2005 period reflects 12 months of operations for seven of the mall properties and six months of operations for two of the mall properties.

For the year ended December 31, 2006, the Company received distributions from the joint ventures in the amount of $3,483,000, which included payments of interest in the amount of $2,871,000 and return on investment in the amount of $612,000. For the year ended December 31, 2005, the Company received distributions from joint ventures in the amount of $2,505,000, which included payments of interest in the amount of $2,172,000 and return on investment in the amount of $333,000.

         Gain on Sales

There was no net gain from sales of properties in the 2006 period compared to $.84 per share in the 2005 period. The gain in the 2005 period was from the recognition of a deferred gain from the sale of our New Haven property in 1984 as a result of an $8,550,000 principal repayment received in 2005.

Discontinued Operations:

Loss from discontinued operations (before net gain from sales of discontinued operations) for the 2006 period was $.08 per share compared to $.15 per share for the 2005 period. There was no net gain from sales of discontinued operations in the 2006 period compared to $.63 per share in the 2005 period. The gain in the 2005 period was from the sale of the Fairlawn Gardens property.

Dividend:
--------

In February, 2007, the Company declared a regular quarterly cash distribution of $.16 per share on its Class A and Class B shares payable on March 30, 2007 to shareholders of record on March 9, 2007. The dividend represents a yield of 8.38% on the Class A shares and 8.38% on the Class B shares based on the last sales price of such shares on the American Stock Exchange.


Presidential Realty Corporation                                NEWS
180 South Broadway
White Plains, N.Y. 10605  (914) 948-1300

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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               April 2, 2007


                                                                            RESULTS OF OPERATIONS

                                                              THREE MONTHS ENDED                  YEAR ENDED
                                                                DECEMBER 31,                     DECEMBER 31,
                                                           2006             2005             2006              2005
Gross revenues (excluding revenues from discontinued
  operations and net gain from sales of properties)      $1,015,000         $975,000        $3,920,000       $4,415,000
                                                       =============    =============    ==============    =============

Loss before net gain from sales of properties           ($2,104,000)       ($629,000)      ($4,563,000)     ($1,883,000)
Net gain from sales of properties                           -                -                 -              3,242,000
                                                       -------------    -------------    --------------    -------------
Income (loss) from continuing operations                 (2,104,000)        (629,000)       (4,563,000)       1,359,000
                                                       -------------    -------------    --------------    -------------

Loss from discontinued operations                           (99,000)        (106,000)         (314,000)        (588,000)
Net gain from sales of discontinued operations              -                168,000           -              2,423,000
                                                       -------------    -------------    --------------    -------------
Total income (loss) from discontinued operations            (99,000)          62,000          (314,000)       1,835,000
                                                       -------------    -------------    --------------    -------------

Net Income (Loss)                                       ($2,203,000)       ($567,000)      ($4,877,000)      $3,194,000
                                                       =============    =============    ==============    =============

Per share of common stock (basic and diluted):
Loss before net gain from sales of properties                ($0.53)          ($0.16)           ($1.17)          ($0.49)
Net gain from sales of properties                                 -                -                 -             0.84
                                                       -------------    -------------    --------------    -------------
Income (loss) from continuing operations                      (0.53)           (0.16)            (1.17)            0.35
                                                       -------------    -------------    --------------    -------------

Loss from discontinued operations                             (0.03)           (0.03)            (0.08)           (0.15)
Net gain from sales of discontinued operations                    -             0.04                 -             0.63
                                                       -------------    -------------    --------------    -------------
Total income (loss) from discontinued operations              (0.03)            0.01             (0.08)            0.48
                                                       -------------    -------------    --------------    -------------

Net Income (Loss) per Common Share - basic and diluted       ($0.56)          ($0.15)           ($1.25)           $0.83
                                                       =============    =============    ==============    =============

Average shares outstanding - basic and diluted            3,927,607        3,861,214         3,911,405        3,836,728
                                                       =============    =============    ==============    =============

Cash distributions paid per common share                      $0.16            $0.16             $0.64            $0.64
                                                       =============    =============    ==============    =============





Presidential Realty Corporation                                NEWS
180 South Broadway
White Plains, N.Y. 10605  (914) 948-1300

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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               April 2, 2007



Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: trends and uncertainties in the general economic climate; the supply of and demand for residential, mall and other commercial properties; interest rate levels; the availability of financing and other risks associated with the development, acquisition, ownership and operation of properties. Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the 2006 Annual Report on Form 10-KSB. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.





For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number